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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-32134) of our report dated March 3, 2000 relating to the financial statements of AT&T Submarine Systems, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          PricewaterhouseCoopers LLP

Boston, Massachusetts

May 3, 2000